UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2018

Big Time Holdings Inc. (BTHI)

(Exact name of Registrant as specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55886

(Commission File Number)

61-1904601

(IRS Employer Identification No.)

Acclaim House, 12 Mount Havelock

Douglas, Isle of Man IM1 2QG

(Address of Principal Executive Offices and Zip Code)

+44 1624 618444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Turner Wright Ltd.

On October 22, 2018, Big Time Holdings, Inc. (the “Company”), entered into a Share Exchange Agreement (the “Turner Wright Agreement”) with Turner Wright Ltd. (“Turner Wright” or “Seller”), a Nigerian corporation with the registered address: 15 Adenekan Salako Close Off Ogba-Ijaiye Road, Lagos, Nigeria. Turner Wright Ltd. is controlled by Dr. Tunde Laval, who fills the role of Chairman and CEO.

The Boards of Directors of the Company and Turner Wright Ltd. have determined that an acquisition of seventy percent (70%) of the outstanding shares of the Seller by the Company through a share exchange (the "Exchange") upon the terms and subject to the conditions set forth in the Turner Wright Agreement, would be fair and in the best interests of the Company and the Seller, and the Boards of Directors of the Company and the Seller have approved such Exchange, pursuant to which all of the right, title and interest in and to 70% of the outstanding common stock of the Seller (the "Shares") will be exchanged for the right to receive 1,250,000 (one million two hundred and fifty thousand) shares of common stock of the Company (the "Exchange Shares").

Consideration for the Agreement consisted of 1,250,000 (one million two hundred and fifty thousand) shares of our common stock that were issued to Turner Wright Ltd. Company management determined the amount of consideration based upon S-X 3-05. Section 2010.2 provides as follows: A “business” for purposes of S-X 3-05 is identified by evaluating whether there is sufficient continuity of operations so that disclosure of prior financial information is material to an understanding of future operations. There is a presumption in S-X 11-01(d) that a separate entity, subsidiary, or division is a business. A lesser component, such as a product line, also may be considered a business. In evaluating whether a lesser component is a business, S-X 11-01(d) requires registrants to consider the following:

•	Will the nature of the revenue producing activity generally remain the same?
•	Will the facilities, employee base, distribution system, sales force, customer base, operating rights, production techniques, or trade names remain after the acquisition?”

The Note to Section 2010.2 provides that the SEC staff’s analysis of whether an acquisition constitutes the acquisition of a business, rather than of assets, focuses primarily on whether the nature of the revenue producing activity previously associated with the acquired assets will remain generally the same after the acquisition.

Turner Wright Ltd. continues to maintain its principal place of business. There is no continuity of facilities with the Company. A copy of the Share Exchange Agreement with Turner Wright Ltd. is attached as an exhibit to this current report on Form 8K.

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Royal Systems & Services Limited

On October 22, 2018, the Company entered into a Share Exchange Agreement (the “Royal Systems Agreement”) with Royal Systems & Services Limited (“Royal Systems”), a Ghanaian corporation with the registered address: No. 6 off Filbert Street, Akokofoto, Dansoma, Accra Ghana, which is controlled by Samuel Quadjie, who fills the role of CEO and Managing Director.

The Boards of Directors of the Company and Seller have determined that an acquisition of 55% of the outstanding shares of the Seller by the Company through a share exchange (the “Exchange”) upon the terms and subject to the conditions set forth in the Royal Systems Agreement, would be fair and in the best interests of the Company and the Seller, and the Boards of Directors of the Company and Royal Systems have approved such Exchange, pursuant to which all of the right, title and interest in and to 55% of the outstanding common stock of Royal Systems (the “Shares”) will be exchanged for the right to receive 1,000,000 (one million) shares of common stock of the Company (the “Exchange Shares”).

Consideration for the Agreement consisted of 1,000,000 (One million) shares of our common stock that were issued to Royal Systems. Company management determined the amount of consideration based upon S-X 3-05. Section 2010.2 provides as follows: A “business” for purposes of S-X 3-05 is identified by evaluating whether there is sufficient continuity of operations so that disclosure of prior financial information is material to an understanding of future operations. There is a presumption in S-X 11-01(d) that a separate entity, subsidiary, or division is a business. A lesser component, such as a product line, also may be considered a business. In evaluating whether a lesser component is a business, S-X 11-01(d) requires registrants to consider the following:

•	Will the nature of the revenue producing activity generally remain the same?
•	Will the facilities, employee base, distribution system, sales force, customer base, operating rights, production techniques, or trade names remain after the acquisition?”

The Note to Section 2010.2 provides that the SEC staff’s analysis of whether an acquisition constitutes the acquisition of a business, rather than of assets, focuses primarily on whether the nature of the revenue producing activity previously associated with the acquired assets will remain generally the same after the acquisition.

Royal Systems maintains its principal place of business No 6 off Filbert Street, Akokofoto, Dansoma, Accra Ghana. There is no continuity of facilities with the Company.

A copy of the Share Exchange Agreement with Royal Systems & Services Limited is attached as an exhibit to this current report on Form 8-K.

Item 2.01(f) Form 10 Information of Registrant

Item 1. Business

(a) Business Background

Big Time Holdings, Inc. f/k/a Pristine Acquisitions Inc., (“BTHI”, “we”, “us”, “our”, or the “Company”) was created in Delaware on November 28, 2017. On December 27, 2017, BTHI completed a holding company reorganization in Delaware pursuant to Section 251(g) of the Delaware General Corporation Law with Redux Holdings, Inc., a Delaware corporation.

BTHI has been engaged in organizational efforts and obtaining initial financing. The Company adopted the business plan of its predecessor, Pristine Acquisition, Inc., (“Pristine” or Predecessor) pursuant to its consummated agreement and plan of merger with Pristine. Pristine was formed as a vehicle to pursue a business combination.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. As of October 1, 2018, the Company had not entered into any definitive agreement with any party, nor had there been any specific discussions with any potential business combination candidate regarding business opportunities for the Company. Subsequent to our year-end we were subject to a change in control which has resulted in the new majority shareholder and our board of director members causing assets to be assigned to the Company.

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The Company is an “emerging growth company” (“EGC”), that is exempt from certain financial disclosure and governance requirements for up to five years as defined in the Jumpstart Our Business Startups Act (the JOBS Act), that eases restrictions on the sale of securities; and increases the number of shareholders a company must have before becoming subject to the U.S. Securities and Exchange Commission’s (SEC’s) reporting and disclosure rules (See Emerging Growth Companies Section Below).

(b) Business of Issuer

As of October 22, 2018, the Company, based on proposed business activities, is a "blank check" company. The U.S. Securities and Exchange Commission (the SEC) defines those companies as "any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51)-1 of the Securities Exchange Act of 1934, as amended (the Exchange Act), and that has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies or other entity or person." Under SEC Rule 12b-2 under the Exchange Act, the Company also qualifies as a shell company, because it has no or nominal assets (other than cash) and no or nominal operations. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in our securities, either debt or equity, until we have successfully concluded a business combination. The Company intends to comply with the periodic reporting requirements of the Exchange Act for so long as it is subject to those requirements.

On October 22, 2018, the Company entered into a Share Exchange Agreement with Turner Wright Ltd, a Nigerian cooperation. Pursuant to the Turner Wright Share Exchange Agreement, Turner Wright Ltd irrevocably assigned to the Company 70% ownership of the Turner Wright Ltd.

On October 22, 2018, the Company entered into a Share Exchange Agreement with Royal Systems & Services Limited, a Ghanian cooperation. Pursuant to the Royal Systems Share Exchange Agreement, Royal Systems irrevocably assigned to the Company 55% ownership rights of the Royal Systems.

ITEM 1A. RISK FACTORS

The company qualifies as a smaller reporting company, as defined by § 229.10(f)(1) and is not required to provide the information required by this Item.

ITEM 2. FINANCIAL INFORMATION

SELECTED FINANCIAL DATA

The Company qualifies as a smaller reporting company, as defined by § 229.10(f)(1) and is not required to provide the information required by this Item.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Our predecessor was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. We are an emerging growth company (EGC) that is exempt from certain financial disclosure and governance requirements for up to five years as defined in the Jumpstart Our Business Startups Act (the JOBS Act), that eases restrictions on the sale of securities; and increases the number of shareholders a company must have before becoming subject to the U.S. Securities and Exchange Commissions (SEC’s) reporting and disclosure rules (See Emerging Growth Companies section above). Our principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. We will not restrict our potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.

The risks we may face if the target business we may intend to merger with is financially unstable include but are not limited to difficulty in achieving future financing, continuing operations, bankruptcy, litigation, and increasing business operations on a limited or no budget.

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We the registrant will not pay a cash finder’s fee for the consummation of any business acquisition the Company makes pursuant to its current business plan. Additionally, at this time we do not plan to issue securities as a finder’s fee.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the Jobs Act, that allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

We do not currently engage in any business activities that provide cash flow. The costs of investigating and analyzing business combinations for the next 12 months and beyond such time will be paid with money in our treasury or with additional amounts, as necessary, to be loaned to or invested in us by our stockholders, management or other investors.

At this time, we are entirely reliant upon cash contributions made by our sole officer and director to pay for any and all expenses.

During the next 12 months we anticipate incurring costs related to:

(i)	filing of Exchange Act reports (legal, accounting and auditing fees) in the amount of approximately $5,000; and
(ii)	costs relating to consummating an acquisition in the amount of approximately $10,000 to pay for legal fees and audit fees.

We believe we will be able to meet the costs of filing Exchange Act reports during the next 12 months through use of funds to be loaned to or invested in us by our principal shareholder Ascot Group PLC and David G. Smeed, our sole officer and director, or other investors. However, there is no guarantee that such additional funds will be made available to us or on terms that are favorable to us. If we enter into a business combination with a target entity, we will require the target company to pay the acquisition related fees and expenses as a condition precedent to such an agreement. To date, we have had no discussions with other investors, regarding funding and no funding commitment for future expenses has been obtained. If in the future we need funds to pay expenses, we will consider these and other yet to be identified options for raising funds and/or paying expenses. Obviously, if Ascot Group PLC, Mr. Smeed, or other investors, do not loan to or invest sufficient funds in us, then we will not be able to meet our SEC reporting obligations and will not be able to attract a private company with which to combine.

We have negative working capital, a stockholder deficit, and have no source of revenues. These conditions raise substantial doubt about our ability to continue as a going concern. We will be devoting our efforts to locating merger candidates upon effectiveness of this Form 10 registration statement. Our ability to continue as a going concern is dependent upon our ability to develop additional sources of capital, locate and complete a merger with another company, and ultimately, achieve profitable operations.

The Company may consider a business which has recently commenced operations, is in need of additional funds for expansion into new products or markets, is seeking to develop a new product or service, or is an established business which may be experiencing financial or operating difficulties and is in need of additional capital. Our management believes that the public company status that results from a combination with the Company will provide such company greater access to the capital markets, increase its visibility in the investment community, and offer the opportunity to utilize its stock to make acquisitions. However, there is no assurance that the Company will have greater access to capital due to its public company status, and therefore a business combination with an operating company in need of additional capital may expose the Company to additional risks and challenges. In the alternative, a business combination may involve the acquisition of, or merger with, a company which does not need substantial additional capital, but which desires to establish a public trading market for its shares, while avoiding, among other things, the time delays, significant expense, and loss of voting control which may occur in a public offering.

We have, and will continue to have, no capital with which to provide the owners of business entities with any cash or other assets. However, we offer owners of target businesses the opportunity to acquire a controlling ownership interest in a reporting company without the time required to become a reporting company by other means. Nevertheless, upon affecting an acquisition or merger with us, there will be costs and time required by the target business to provide comprehensive business and financial disclosure, such as the terms of the transaction and a description of the business and management of the target business, among other things, and will include audited consolidated financial statements of the Company giving effect to the business combination, as part of a filing on Form 8-K.

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Our sole officer and director has not had any preliminary contact or discussions with any representative of any other entity regarding a business combination with us except as disclosed above. Any target business that is selected may be a financially unstable company or an entity in its early stages of development or growth, including entities without established records of sales or earnings. In that event, we will be subject to numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, we may affect a business combination with an entity in an industry characterized by a high level of risk, and, although our management will endeavor to evaluate the risks inherent in a particular target business, there can be no assurance that we will properly ascertain or assess all significant risks.

Our management anticipates that we will likely be able to affect only one business combination, due primarily to our limited financing and the dilution of interest for present and prospective stockholders, which is likely to occur as a result of our managements plan to offer a controlling interest to a target business in order to achieve a tax-free reorganization. This lack of diversification should be considered a substantial risk in investing in us, because it will not permit us to offset potential losses from one venture against gains from another.

Current economic and financial conditions are volatile and affect the selection of a business combination and increase the complex ability of the Company’s goals. Business and consumer concerns over the economy, geopolitical issues, the availability and cost of credit, the U.S. financial markets and the national debt have contributed to this volatility. These factors, combined with declining and failing businesses, reduced consumer confidence and increased unemployment, have caused a global slowdown. We cannot accurately predict how long these current economic conditions will persist; whether the economy will deteriorate further and how we will be affected.

Because of general economic conditions, rapid technological advances being made in some industries, and shortages of available capital, our management believes that there are the perceived benefits of becoming a publicly traded corporation. Such perceived benefits of becoming a publicly traded corporation include, among other things, facilitating or improving the terms on which additional equity financing may be obtained, providing liquidity for the principals of and investors in a business, creating a means for providing incentive stock options or similar benefits to key employees, and offering greater flexibility in structuring acquisitions, joint ventures and the like through the issuance of stock. Potentially available business combinations may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

We intend to search for a target business combination by contacting various sources including, but not limited to, our affiliates, lenders, investment banking firms, private equity funds, financial advisors and similar persons, accounting firms and attorneys notwithstanding us contacting any business directly. The approximate number of persons or entities that will be contacted is unknown and dependent on whether any opportunities are presented by the sources that we contact. However, there is no assurance that we will locate a target company for a business combination.

Liquidity

We have no known demands or commitments and are not aware of any events or uncertainties as of October 26, 2018 that will result in or that are reasonably likely to materially increase or decrease our current liquidity.

Capital Resources.

We had no material commitments for capital expenditures as of October 26, 2018.

Off Balance Sheet Arrangements.

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

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ITEM 3. PROPERTIES

We neither rent nor own any properties. Until we pursue a viable business opportunity and recognize income, we will not seek office space. We currently have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Security ownership of certain beneficial owners.

The following table sets forth, as of the date of this registration statement, the number of shares of common stock owned of record and beneficially by executive officers, directors and persons who beneficially own more than 5% of the outstanding shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 26, 2018 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each director, executive officer and director nominee, and (iii) all of our directors, executive officers and director nominees as a group. As of October 26, 2018, we had a total of 121,279,884 shares of Common Stock issued and outstanding. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and address	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares (1)
5% or greater owners
Director and executive officers

Ascot Group PLC Acclaim House 12 Mount Havelock Douglas, Isle of Man IM1 2QG	100,000,000	(2)	82.45%

Palewater Global Management, Inc. 30 Wall Street, Level 8, New York, NY 10005	21,279,884		17.55%

All directors and effective officers as a group (one (1) person)	100,000,000		82.45%

(1) Based on 121,279,884 shares outstanding on October 26, 2018. The number of shares of Common Stock owned are those “beneficially owned” as determined under the rules of the Securities and Exchange Commission, including any shares of Common Stock as to which a person has sole or shared voting or investment power and any shares of Common Stock which the person has the right to acquire within sixty (60) days through the exercise of any option, warrant or right.

(2) All such shares are owned by Ascot Group PLC. Our sole Director, Mr. David G. Smeed is the Chairman of the Board of Ascot Group PLC and is deemed a beneficial owner of our common stock.

DIRECTORS AND EXECUTIVE OFFICERS

David G. Smeed is presently our sole employee, officer and director. Mr. Smeed is currently our Chairman of the Board of Directors.

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The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.

The following table sets forth certain information regarding the Company’s directors and executive officers prior to and following the Stock Acquisition:

Name	Age	Position(s) with the Company
David G. Smeed	46	President, Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and sole Director.

David G. Smeed, Age 46 - Chief Executive Officer, Director

Mr. David G. Smeed, age 46, was appointed as our sole Director, President, Chief Executive Officer, Principal Executive Officer and Principal Financial Officer on August 28, 2018 (subject to the ten-day period after the filing and mailing of an Information Statement required by Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended). Since January 2008, Mr. Smeed has been employed as the sole owner/principal and sole trader of Best Financial Service Ltd. (“Best Financial”) in Dublin, Ireland. Best Financial is a financial services firm that manages client funds at both an institutional level as well as a private client/retail client level. Mr. Smeed has over 25 years’ experience in financial services. He has held positions with prominent Dublin-based stockbrokers, London-based hedge fund managers and Singapore-based hedge fund managers. He is currently a Regulated Financial Advisory with the title of Qualified Financial Advisor. In his career he has obtained foreign licensure via his successful financial industry examinations in the following countries:

•	UK: FCA Regulated
•	Singapore: MAS Regulated
•	Ireland: Central Bank of Ireland Regulated.

The Company believes that Mr. Smeed’s extensive experience in the financial services industry and his many years of regulatory oversight by the regulatory agencies in each of the above sovereign countries as well as his vast experience in corporate matters provides an extraordinary background and basis to serve as a Director in our Company.

Family Relationships

There are no family relationships among any of our directors, executive officers or key employees.

CORPORATE GOVERNANCE

Committees of the Board of Directors

We are currently subject to trading on the Grey Sheets under the symbol “BTHI.” The Grey Sheets does not have any requirements for establishing any committees.  For this reason, we have not established any committees. All functions of an audit committee, nominating committee and compensation committee are and have been performed by our Board.

Our Board believes that, considering our size, decisions relating to director nominations can be made on a case-by-case basis by all members of the Board without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right to do so in the future.

Our Board does not have an express policy with regard to the consideration of any director candidates recommended by stockholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis; however, the Board will evaluate stockholder recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for Board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

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Meetings of the Board of Directors

Board Meetings and Annual Meeting

During fiscal year ended February 28, 2018, our Board of Directors did meet and approved a holding company reorganization. We also approved the appointment of David G. Smeed to the Board of Directors. We were incorporated June 30, 2017. We did not hold an annual meeting in 2017.

Director Independence

The Grey Market does not maintain any standards regarding the “independence” of the directors for our Board, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent. Our current director is not “independent” as such term is defined by the NASDAQ Stock Market.

Involvement in Certain Legal Proceedings

To our knowledge, there are no material proceedings to which any director or officer as named above or affiliate of the Corporation, any owner (of record or beneficially) of more than 5% of any class of voting securities of the Corporation, or any associate of any such director, officer, affiliate of the Corporation, or security holder is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries.

Board leadership structure and role in risk oversight

Our Board currently consists of one member, Mr. Smeed. Mr. Smeed also serves as our sole executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  Based solely on review of the copies of such forms and other filings with the SEC, the following Section 16(a) filing requirements were not met timely: Form 3 for Brian Kistler was filed late; the Form 3 for Palewater Global Management, Inc. was filed late; and the Form 3 for Mandla Gwadiso was not filed.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

General

As of the filing of this Schedule 14f-1, the Corporation does not pay its officers and/or directors any salary or consulting fee. The Corporation does not anticipate paying compensation to its officers and/or director until it can generate sufficient cash flow on a regular basis. The Corporation does not have any employment agreements with its officers and/or directors.  We do not maintain key-man life insurance for any our executive officers/directors. We do not have any long-term compensation plans or stock option plans. There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Summary Compensation Table

The following table sets forth the compensation paid by the Corporation during the fiscal years ended February 28, 2018 and during the partial year 2017, to our officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officers.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

Thomas DeNunzio	2018	0	0	1,000	0	0	0	0	0
President(1)	2017	0	0	0	0	0	0	0	0
Brian Kistler	2018	0	0	0	0	0	0	0	0
President (2)
David G. Smeed, President	2018	0	0	0	0	0	0	0	0

(1)	The Company’s former executive officer and director Thomas DeNunzio did not receive any cash compensation but did receive other remuneration in the amount of 1,000,000 shares of common stock for developing the company’s business plan in his capacity as such during the fiscal year ended February 28, 2018. The shares were issued at par value ($0.0001). Thomas DeNunzio resigned his positions as an officer and director on May 1, 2018.
(2)	Brian Kistler resigned his positions as an officer and director on September 28, 2018.

The following table sets forth the compensation paid by us to our directors for the year ending February 28, 2018 and through October 26, 2018. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named director.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Thomas DeNunzio (1)	0	0	0	0	0	0	0
Brian Kistler (2)	0	0	0	0	0	0	0
Mandla Gwadiso (3)	0	0	0	0	0	0	0
David G. Smeed	0	0	0	0	0	0	0

(1)	Thomas DeNumzio resigned his positions as an officer and director on May 1, 2018.
(2)	Brian Kistler resigned his positions as an officer and director on September 28, 2018.
(3)	Mandla Gwadiso resigned his positions as an officer and director on September 28, 2018.

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Compensation of Executive Officers

The Company’s former executive officer and director Thomas DeNunzio did not receive any cash compensation but did receive other remuneration in the amount of 1,000,000 shares of common stock for developing the company’s business plan in his capacity as such during the fiscal year ended February 28, 2018.

Employment Agreements

The Company has not entered into any employment agreements with our executive officers or other employees to date.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the fiscal year ended February 28, 2018.

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executive officers at February 28, 2018. No equity awards were made during the fiscal year ended February 28, 2018.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executive officers, nor were any restricted stock held by such executive officers vested during the fiscal year ended February 28, 2017.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended February 28, 2018.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended February 28, 2018.

Potential Payments upon Termination or Change in Control

Our executive officers are not entitled to severance payments upon the termination of their employment or following a change in control.

Compensation of Directors

No member of our Board of Directors received any cash compensation for his services as a director during the fiscal year ended February 28, 2018. However, our sole officer and director did receive other remuneration in the amount of 1,000,000 shares of common stock for developing the company’s business plan in his capacity as such during the fiscal year ended February 28, 2018.

10

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2017 and 2018, we did not have a standing compensation committee. Our Board of Directors was responsible for the functions that would otherwise be handled by the compensation committee. All directors participated in deliberations concerning executive officer compensation, including directors who were also executive officers, however, none of our executive officers received any compensation during the last fiscal year. None of our executive officers has served on the Board of Directors or compensation committee (or other committee serving an equivalent function) of any other entity, any of whose executive officers served on our Board or Compensation Committee.

Item 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

We do not have any transactions with related persons.

Review, Approval and Ratification of Related Party Transactions

As of the filing of this Form 8-K, we have not adopted formal policies and procedures for the review, approval or ratification of related party transactions with our executive officers, directors and principal stockholders.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Persons

As we increase the size of our Board of Directors and gain independent directors, we expect to prepare and adopt a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” will be a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person will not be covered by this policy. A related person will be any executive officer, director or a holder of more than five percent of our ordinary shares, including any of their immediate family members and any entity owned or controlled by such persons.

We anticipate that, where a transaction has been identified as a related-person transaction, the policy will require management to present information regarding the proposed related-person transaction to our audit committee (or, where approval by our audit committee would be inappropriate, to another independent body of our Board of Directors) for consideration and approval or ratification. Management’s presentation will be expected to include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available.

To identify related-person transactions in advance, we are expected to rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-person transactions, our Board of Directors will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;

•	the effect on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the terms of the transaction;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

11

We also expect that the policy will require any interested director to excuse himself or herself from deliberations and approval of the transaction in which the interested director is involved.

ITEM 8. LEGAL PROCEEDINGS

Presently, there are not any material pending legal proceedings to which the Registrant is a party or as to which any of its property is subject, and no such proceedings are known to the Registrant to be threatened or contemplated against it.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(a) Market Information.

Our Common Stock is listed on the OTC Markets Grey Sheets. The ticker symbol is BTHI.

Our stock is thinly traded with low trading volume. Further, no increase in volume is expected to develop in the foreseeable future unless and until the Company completes a business combination with an operating business and the Company thereafter files a super Form 8-K and files a registration statement under the Securities Act of 1933, as amended (the Securities Act) for any shares that may be issued pursuant to business combination. Therefore, our outstanding restricted shares of our common stock cannot be offered, sold, pledged or otherwise transferred unless subsequently registered pursuant to, or exempt from registration under, the Securities Act and any other applicable federal or state securities laws or regulations. Shareholders of our restricted common stock may not rely on Rule 144 of the Securities Act of 1933 and must register any re-sales of our common stock under the Securities Act of 1933 or season their shares for one year from and when we are deemed to be reporting company. Compliance with the criteria for securing exemptions under federal securities laws and the securities laws of the various states is extremely complex, especially in respect of those exemptions affording flexibility and the elimination of trading restrictions in respect of securities received in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws.

(b) Holders.

As of the date of this Form 10 like disclosure, there are 207 record shareholders of an aggregate of 121,279,884 shares of our Common Stock issued and outstanding.

(c) Dividends.

We have not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of our management to utilize all available funds for the development of our business.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

During the period May 1, 2018 through October 26, 2018, the Company engaged in the sale of its unregistered securities as described below. The shares of our common stock were issued pursuant to an exemption from registration in Section 4(a)(2) of the Securities Act of 1933. These shares of our common stock qualified for exemption under Section 4(a)(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the shareholder had necessary investment intent as required by Section 4(a)(2) since they agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” All shareholders are “sophisticated investors” and are family members, friends or business acquaintances of our officers and directors. Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(a)(2) of the Securities Act of 1933 for this transaction.

12

Date	Name	Shares	Price Per Share	Amount
5/17/18	Palewater Global Management, Inc.	21,000,000	$0.0012	$25,000
8/14/2018	Ascot Group PLC	100,000,000	$0.00005	$5,000

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

(a) Common and Preferred Stock.

We are authorized by our Certificate of Incorporation to issue an aggregate of (20,100,000,000) shares of capital stock, of which 20,000,000,000 are shares of common stock, par value $0.0001 per share (the "Common Stock") and 100,000,000 are shares of preferred stock, par value $0.0001 per share (the Preferred Stock). As of the date of this Form 8-K, 121,279,884 shares of Common Stock and zero shares of Preferred Stock were issued and outstanding.

Common Stock

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. Stockholders do not have cumulative or preemptive rights.

Preferred Stock

Our Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of Preferred Stock with designations, rights and preferences to be determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. Although we have no present intention to issue any shares of our authorized Preferred Stock, there can be no assurance that we will not do so in the future.

The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements that are referenced in the certification of incorporation and the by-laws, copies of which are filed as exhibits to this registration statement.

(b) Debt Securities.

None.

(c) Other Securities to be Registered.

None

13

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our directors and officers are indemnified as provided by the Delaware corporate law and our Bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Under the General Corporation Law of the State of Delaware, or DGCL Section, a corporation is required to indemnify both the current and former directors or officers of the corporation against expenses actually and reasonably incurred if the particular current or former director or officer seeking indemnification is successful on the merits or otherwise in defense of any action, suit or proceeding brought by reason of the fact that such person was a director or officer of the corporation. In addition, a corporation may indemnify its current or former directors or officers against (i) judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees, in the case of a third-party action, and (ii) expenses, including attorneys’ fees (but not amounts paid in settlement or judgments), in the case of an action by the corporation or a derivative action brought by a stockholder, in each case incurred in any actual or threatened litigation brought by reason of the fact that such person was serving in one of the previously mentioned capacities. In order for an individual to qualify for what is generally referred to as “permissive indemnification,” an appropriate body, such as the board’s disinterested directors, must determine that such individual has met the requisite standard of conduct.

However, the weakness of indemnification, whether required or permitted by statute, is that the current or former director or officer must either prevail in the action or have met the requisite standard of conduct. This means that the director or officer must fund a defense to reach the required result. In recognition of this, the DGCL permits a corporation to advance the expenses incurred by a current or former director or officer in defending third-party or derivative actions without regard to a standard of conduct. As a condition precedent to the advancement of expenses, a corporation is required to obtain from a director or officer to whom expenses are advanced an undertaking to repay any amounts advanced in the event that it is later determined that such person is not entitled to indemnification.

14

13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

15

TURNER WRIGHT LTD

Quarterly report financial statements for the period ended June 30, 2018

16

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Turner Wright Limited

Opinion on the Financial Statements

We have reviewed the accompanying balance sheets of Turner Wright Limited (the “Company”) as of June 30, 2018 the related statements of operations, changes in shareholders’ equity and cash flows, for the six-month period ended June 30, 2018 and December 31, 2017. These interim financial statements are the responsibility of the company’s management.

Basis for Opinion

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such consolidated interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), the consolidated balance sheet of the company as of December 31, 2017 and the related consolidate statements of income, comprehensive income, cashflows and shareholder’s equity for the year, we expressed an unqualified opinion on those consolidated financial statements.

/s/ Olayinka Oyebola & CO

OLAYINKA OYEBOLA & CO

(Chartered Accountants)

We have served as the Company’s auditor since May 2018.

Lagos, Nigeria

September 2018

17

TURNER WRIGHT LIMITED

BALANCE SHEET

AS OF JUNE 30, 2018

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Assets
Current Assets
Cash & Cash Equivalents	243,518	79,666
Trade Receivables & Prepayments	441,092	414,532
Inventory	684,469	644,141
	1,369,079	1,138,339
Non-Current Assets
Fixed Assets	491,097	507,325
	491,097	507,325
Total Assets	1,860,176	1,645,664

Liabilities and Stockholders Equity
Liabilities
Trade Payables & Accruals	696,480	644,925
Short term Financial Liabilities	–	13,514
Long term Financial Liabilities	28,028	39,122
Total Liabilities	724,508	697,561

Equities
Common Stock (25,000,000 issued and outstanding 0.00277777 par value as of March 31, 2018 and 0.005 par value 100,000 issued and fully paid as of December 31, 2017	69,444	543
		)
Revaluation Reserve	225,643	225,643
Revenue Reserve	840,581	722,182
Translation Adjustments	–	(265)
Total Equities	1,135,668	948,103

Total Liabilities and Stockholders Equity	1,860,176	1,645,664

18

TURNER WRIGHT LIMITED

STATEMENT OF OPERATIONS

	Unaudited 6 month Period Ended June 30, 2018	Audited 6 month Period Ended June 30, 2017	Audited year Ended Dec 31, 2017
	$	$	$
Revenue	1,100,044	859,439	1,611,884
Cost of Sales	(557,399)	(406,145)	(827,744)
Total Revenue	542,645	453,294	784,140
Other Revenue	–		1,579
Administrative Expenses	(330,664)	(316,803)	(597,964)
Depreciation Charges	(23,016)	(37,934)	(50,865)
Finance and Other Charges	(3,215)	(4,124)	(8,240)
Net Income Before Tax	185,750	94,433	128,650
Taxation	–		–
Net Income After Tax
	185,750	94,433	128,650

19

TURNER WRIGHT LIMITED

COMPREHENSIVE INCOME STATEMENT

FOR THE PERIOD ENDED JUNE 30, 2018

	Unaudited 6 month Period Ended June 30, 2018 $	Audited 6 month Period Ended June 30, 2017 $	Audited year Ended Dec 31, 2017 $
Net Income	185,750	94,433	128,650
Translation Adjustments	–		(72,173)
Total Comprehensive Income	185,750	94,433	56,477

20

TURNER WRIGHT LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED JUNE 30, 2018

Changes in Equity December 31, 2017

		Additional
	Common	Paid-in	Retained
	Stock	Capital	Earnings	Total
	$	$	$	$
Balance as at 1/1/17	543	46,484	755,942	802,970
Profit/Loss for the year	–	–	128,651	128,651
Prior Year Adjustment	–	–	(36,420)	(36,420)
Translation Adjustments	–	–	(125,990)	(125,990)
Balance as at 12/31/17	543	46,484	722,183	769,211

Changes in Equity June 30, 2018

		Additional
	Common	Paid-in	Retained
	Stock	Capital	Earnings		Total
	$	$	$		$
Balance as at 1/1/18	543	46,484	722,183		769,211
Profit/Loss for the year	69,167	–	185,750		254,916
Prior Year Adjustment	–	–	(67,351)		(67,351)
Translation Adjustments	–	–		–	–
Balance as at 06/30/18	69,710	46,484	840,581		956,776

21

TURNER WRIGHT LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2018

	Unaudited 6 month Period Ended June 30, 2018 $	Audited 6 month Period Ended June 30, 2017 $	Audited year Ended Dec 31, 2017 $
Cash flow from Operating Activities
Net Income Before Tax	185,750	94,433	128,651
Depreciation	23,016	37,934	50,865
	208,766		179,516
Changes in Working Capital
(Increase)/Decrease in Inventory	(40,328)	890	(74,339)
(Increase)/Decrease in Receivables	(26,560)	87,637	(47,459)
Increase/(Decrease) in Payables	51,554	(189,635)	(18,111)
Net cash flow from Operating Activities	193,432	159,414	39,607

Cash flow from Investing Activities
Purchase of fixed Assets	(6,788)	(10,052)	(62,133)
	186,644	149,362	(22,525)
Cash flow from Financing Activities
Common Stock	69,167	–	-
Increase/(Decrease) in Term Loan	(24,608)	(16,459)	35,614
Increase/(Decrease) in additional paid-in capital	–	(149,688)	(30,608)
Prior Year Adjustment	(67,351)	–	(36,420)
Net increase in cash & cash equivalents	163,852	(16,785)	(53,940)
Cash and cash equivalents at the beginning of the year	79,666	87,574	133,606
Cash and cash equivalents at the end of the year	243,518	70,788	79,666

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Notes to Consolidated Financial Statements

June 30, 2018

Note 1. Organization

TURNER WRIGHT LTD. is a Limited Liability Company incorporated under the Nigerian Companies and Allied Matters Act, Laws of the Federation of Nigeria (LFN) 1990 (as amended) with RC No: 305976.

The company engages in the production and distribution of animal health and other agro-allied products, including medical, veterinary and laboratory equipment and reagents supplies.

Turner Wright Ltd commenced operations in April 2000 and was incorporated in Nigeria on 8th January, 1997. The company is primarily located in 15, Adelekan Salako Close, Ogba Lagos.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (‘U.S. GAAP’) and are stated in U.S. dollars.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Depreciation and Amortization

Industrial Building, Office Equipment, Plant and Machinery, Furniture and Fittings, Software and Motor Vehicles are depreciated on a straight-line basis over their useful lives at rates based on the category of the asset. All assets are reported in the balance sheet at Net Book Value.

Inventory

The inventory of the company’s current assets represent value of raw materials, finished goods and packaging material which were physically verified to determine the values are presented fairly.

Cash and Cash Equivalents

At June 30, 2018 funds held at various commercial banks are detailed in Notes 7 and 21 of the financial statements. Cash and cash equivalents includes deposits and short term highly liquid instruments. Amounts included are readily convertible to known amounts of cash and are subject to an insignificant risk of change in value.

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods of between one day and three months, depending on the immediate cash requirements of the company and earn interest at the respective short-term deposit rates.

23

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Trade Receivables

Trade receivables include Trade Receivables and Prepayments, advances to Suppliers’ and amounts due from staff. The account receivable represents due from customer from the sales of goods or services rendered. No provision was made in the financial statement as of the balance sheet date for basis to determine allowance for doubtful debt as there is no history of accounts being written off for non-performance. Trade receivables are non-interest bearing.

Financial Liabilities

Financial liabilities consist of loans from banks and financial institutions. Turner Wright Ltd engaged in these loans to finance work in progress and provide working capital. Financial Instruments

Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.

A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 - applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 - applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 - applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Company’s financial instruments consist principally of cash, accounts payable and accrued liabilities, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

Comprehensive Income

ASC 220, Comprehensive Income, establishes standards for the reporting and presentation of comprehensive Income and its components in the financial statements. As of June 30, 2018, the Company has no items that represent a comprehensive income/ loss in the financial statements.

Revenue Recognition

The Company recognizes revenues in accordance with FASB ASC Topic 605, “Revenue Recognition”, and with the guidelines of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition”.

24

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Under SAB 104, four conditions must be met before revenue can be recognized:

There is persuasive evidence that an arrangement exists. Delivery has occurred, or service has been rendered. The price is fixed or determinable, and Collection is reasonably assured.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of taxes payable or refundable for the current year and deferred tax consequences arising from temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company has no material uncertain tax positions for the reporting period presented.

The Company recorded no income tax expense for the year ended June 30, 2018.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Fixed Assets

Fixed Assets are presented at historical cost less depreciation. Historical costs include expenditures directly attributable to the acquisition of the assets.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will be realized and the cost of the item can be measured reliably. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred

Depreciation is calculated using the straight-line method to allocate their cost, net of residual values, over the estimated useful lives as follows:

❖ Industrial Building	5%
❖ Plant & Machinery	330/3%
❖ Office Equipment	20%
❖ Motor Vehicle	25%
❖Furniture & Fittings	20%
❖ Software	6%

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

25

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal.

Gains and losses on disposals are determined by comparing proceeds with carrying and disposal costs and are then included in profit or loss.

Intangible Assets

Separately acquired intellectual property is stated at historical cost less amortization. Amortization is calculated using the straight-line method to allocate costs over estimated useful lives of the asset and from the date that the assets are placed in service.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal.

Impairment of Long-lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at the Balance Sheet date. The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.

Note 3: Common Stock

The Company has one class of common stock which represents 100% of the total voting power of the company and is beneficially owned by Mr Tunde Waheed Lawal.

Turner Wright Ltd. Common Stock is 99.9% owned by Mr. Tunde Waheed LAWAL, while Mrs. Yetunde Lawal, and Mr. Olasubomi Musliudeen Lawal are Executive Director. The authorized and issued 100,000 shares of common stock have a par value of $0.005 per share for an issued outstanding common stock amount of $543 at June 30, 2018.

Note 4: Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of:

i.	Taxes payable or refundable for the current year and
ii.	Deferred tax consequences of temporary differences resulting from matters that have b e e n recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, And transition. We have no material uncertain tax positions for the reporting period presented.

26

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Note 5: Fixed Assets

During the year, the following assets (Office Equipment, Land, Plant and Machinery, Furniture and Fittings and Motor Vehicle valued at $4,000 was added during the year.

		Industrial	Plant &	Office	Motor	Furniture
	Land	Building	Machinery	Equipment	Vehicle	& Fittings	Software	Total
COST	$	$	$	$	$	$	$	$
Cost as at 01/01/2018	282,111	336,903	217,626	56,716	244,725	13,355	17,021	1,168,456
Additions	3,199			3,311			278	6,788
Disposal
Cost as at 06/30/2018	285,310	336,903	217,626	60,027	244,725	13,355	17,299	1,175,245

Depreciation
Transferred Depreciation		168,174	205,382	55,983	208,310	13,259	10,023	661,131
Charge for the Period		4,211	3,061	166	15,295	24	259	23,016
Charge on disposal
Depreciation as at (06/31/18)		172,385	208,443	56,148	223,606	13,283	10,283	684,147

NBV (06/30/18)	285,310	164,518	9,183	3,879	21,120	72	7,016	491,097

NBV (12/31/17)	282,111	168,729	12,244	733	36,415	96	6,998	507,325

* During the year ended June 30, 2018 the Company recorded $22,994 in depreciation expense on fixed assets.

Note 6: Inventory

The Inventory represents the value of unsold vaccines, raw materials and packaging materials at the warehouse of the company as of June 30, 2018.

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Raw Materials Inventory	282,306	214,591
Packaging Material	28,152	46,751
Finished Goods - Merial	89,648	111,199
Finished Goods - Vaccine	43,034	57,337
Finished Goods - Coophavet	13,601	27,210
Finished Goods - Ex-Ogba	28,495	27,756
Finished Goods - Nutrition	165,131	91,491
Finished Goods - Hygiene	–	4,878
Others	12,404	12,425
Finished Goods - Premix	870	10,495
Finished Goods - Food	–	–
Security	20,827	40,008
	684,469	644,141

27

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Note 7: Cash and Cash Equivalents

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Cash & Cash Equivalents
Sterling Bank Plc.	81,133	18,791
Zenith Bank Plc.	67,715	25,360
Skye Bank Plc.	60,537	1,613
Standard Chartered Bank	468	34
FCMB/(UH&S)	139	139
Stanbic IBTC Bank Plc.	11,085	9,264
First Bank of Nigeria Plc.	22,163	3,876
Wema Bank	278	278
Other Bank (STD)	–	20,312
	243,518	79,666

Note 8: Trade Receivables and Prepayments

As of June 30, 2018, all receivables are deemed to be recoverable.

Note 9: Trade Payables and Accruals

Trade payables and accruals includes liabilities to vendors, government agency and social security in the normal course of business.

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Accounts Payable	576,914	446,631
Provision for Doubtful Debt	8,712	8,712
Customer Deposit	15,431	15,431
Provision for Audit Fee	1,528	1,528
Provision for Taxation	1,060	1,088
Pension Fund Payable	25,938	20,591
Accruals - Others	–	11,382
Staff Cooperative	1,971	–
Salary & Wages Control	13,372	–
PAYE Payable	40,075	36,915
Staff Terminal Benefit/Claims	–	446
Mkt Dev. In Niger Delta	–	–
(MADE)	5,011	24,778
GALVMED - Project	6,468	77,423
	696,480	644,925

28

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Note 10: Short term Financial Liabilities

Short term loans were in place in the course of business from, Stanbic IBTC as overdraft and as of June 30, 2018 with varying agreements in terms and rates. Current assets are more than sufficient to provide for the outstanding loans. The loans were not being serviced as of the reporting date but were in process of restructure through an agreement and negotiations between both parties. Details of the loan are as follows:

Stanbic IBTC Bank Plc

This is a short-term loan facility otherwise known as Import Finance Facility (IFF) obtained in July 2018 from Stanbic IBTC Bank Plc. The facility of $111,111.11 is available for use on demand within 365 days with 120 days cycle. It carries an interest charge of 28% per annum and a management fee of 1% flat. The utilized portion of the facility outstanding as at June 30, 2018 was $13,514.

It was secured with a Legal Mortgage on a Property belonging to the Managing Director, Dr. Tunde Lawal, located at Block 498A, Fatail Lapade Street Omole Phase II, Lagos.

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Long term Financial Liabilities
Lease Account	28,028	39,122
	28,028	39,122

Note 11: Long term Financial Liabilities

The lease finance was in place in the course of business from Credit Capital Finance and Investment and as of June 30, 2016 with varying agreements in terms and rates. Current assets are more than sufficient to provide for the outstanding loans. The loans were not being serviced as of the reporting date but were in process of restructure through an agreement and negotiations between both parties. Details of the loan are as follows:

Credit Capital Finance & Investment

In September 2018, another Finance Lease Arrangement was made with Credit Capital Finance Investment to finance purchase of 3 units of Toyota Camry for Managers and 6 units of Toyota.

Corolla for Sales Team with 25% at interest rate of 24% per annum with 2 years tenor. The balance as of June 30, 2018 was $33,141.

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Loan (IFF) - Stanbic IBTC
Bank	–	13,514
	–	13,514

29

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Note 12: Common Stock

	2018	2017
	$	$

25,000,000 shares Issued and Outstanding At Par value 0.00277777 as of June 30, 2018 and 0.005 as of December 30, 2017	69,444	543

Note 13: Revaluation Reserve

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Balance as of 01/01/2018	225,643	270,771
Charge for the year	–	–
Translation Adjustments	–	(45,129)
Balance as of 06/30/2018	225,643	225,643

Note 14: Retained Earnings

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Beginning Balances	722,182	755,942
Profit and Loss Account	69,808	128,650
Prior Year Adjustment	(1,446)	(36,420)
Translation Adjustments	–	(125,990)
	790,544	722,182

30

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Note 15: Revenue Segment

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Sales - Merial	24,449	111,711
Sales - Vaccine	180,551	225,115
Sales - Coophavet	9,387	64,757
Sales- Ex-Ogba	597,519	877,948
Sales - Nutrition	38,107	126,825
Sales - Hygiene	7,792	25,542
Sales - Others	42	3,993
Sales - Premix	145,387	174,530
Sales - Food Security	96,810	1,463
	1,100,044	1,611,884

Note 16: Cost of Sales

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
COS - Merial	21,701	108,566
COS - Vaccine	119,162	145,240
COS - Coophavet	14,154	50,233
COS - Ex-Ogba	257,297	318,112
COS - Nutrition	28,987	85,761
COS - Hygiene	5,077	16,846
COS - Premix	51,754	99,022
COS - Food Security	59,245	1,212
COS - Others	22	2,751
	557,399	827,744

Note 17: Other Revenue

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Interest Received	–	30
Gain/Loss on Sale of Assets	–	1,549
	–	1,579

31

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Note 18: Administrative Expenses

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Advertising & Promotion	3,224	22,237
Carriage Outward	19,931	27,347
Field Staff - Running Expenses	20,266	43,825
Office Upkeep	659	4,395
Laboratory Consumables	884	1,459
Pension Fund Expense	5,845	11,277
Lease Expense	6,031	10,126
Professional Charges	12,289	10,504
Courier & Postages	513	879
Director Expenses	14	–
Directors Remuneration	3,125	–
Donations & Gifts	56	7,812
Government Fines & Others	3,057	40
Conference & Seminars	414	9,423
Public Relation	3,902	2,981
Electricity	2,338	6,239
Entertainment	4,281	7,186
External Manpower	–	7,428
Clearing Charges	1,460	2,051
Insurance Expenses	8,674	9,531
	96,961	184,740
Motor Vehicle - Repair & Mtce	10,222	19,221
Printing & Stationery	3,551	4,186
Fuel	3,156	5,365
Medical Expenses	3,201	5,138
Rent & Rate	5,846	9,706
Office Equip Mtce & Repairs	2,857	5,241
Salaries & Wages	132,867	234,844
Wage Expense - Manufacturing	5,307	10,220
Statutory Contribution Exps	912	3,345
Office Repairs	1,396	2,223
Education & Training	556	2,311
Staff Welfare	2,195	5,196
Subscriptions	3,956	4,514
Registration	14,021	9,171
Telephone & Fax Expense	1,874	3,373
Factory Repair & Mtce	2,674	10,564
Factory Expenses	3,017	7,215
Hotel & Accommodation	2,579	958
Factory Annex Expenses	3,214	4,418
Travel Expense - Local	4,053	10,896
Travel Expense - Overseas	10,580	23,158
Biotech Expenses	701	–
Diesel	14,968	31,958
	233,703	413,224

32

Notes to Consolidated Financial Statements

June 30, 2018 (continued)

Note 19: Finance and Other Charges:

	Unaudited 6 months Period Ended June 30, 2018	Audited year Ended December 31, 2017
	$	$
Bank Charges	2,243	5,170
Bank Interests	–	14
Audit Fee Expense	972	3,056
	3,215	8,240

Note 20: Analysis of Cash & Cash Equivalents

	2018	2017
	$	$

Summary Bank Balances	243,518	79,666
Bank Overdraft	–	–
	243,518	79,666

Note 21: Going Concern

These financial statements have been prepared on a going concern basis, which implies that Turner Wright Ltd. will continue to realize its assets and discharge its liabilities in the normal course of business. As of June 30, 2018, the Company had working capital of $644,571 and an accumulated surplus of $790,544. The Company is expected to continue as a going concern given the ability exists to realize assets and discharge liabilities.

33

TURNER WRIGHT LTD

Annual report financial statements for the year ended December 31, 2017

34

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Turner Wright Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Turner Wright Limited (the “Company”) as of December 31, 2017 and 2016, the related statements of operations, changes in shareholders’ equity and cash flows, for each of the two years in the period ended December 31, 2017 and the related notes collectively referred to as the “financial statements”. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2017, in conformity with the U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express and opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

Other Explanatory Paragraph

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

/s/ Olayinka Oyebola & CO
OLAYINKA OYEBOLA & CO
(Chartered Accountants)

We have served as the Company’s auditor since May 2018.
Lagos, Nigeria
September 2018.

35

TURNER WRIGHT LTD.

BALANCE SHEET

AS OF DECEMBER 31, 2017

	2017	2016
Assets	$	$
Current Assets
Cash & Cash Equivalents	79,666	160,327
Trade Receivables & Prepayments	414,532	440,488
Inventory	644,141	683,763
	1,138,339	1,284,578
Non-Current Assets		–
Fixed Assets	507,325	595,268
	507,325	595,268
		-
Total Assets	1,645,664	1,879,846

Liabilities and Stockholders Equities
Current Liabilities
Trade Payables & Accruals	644,925	795,644
Short term Financial Liabilities	13,514	–
Non-Current Liabilities
Long term Financial Liabilities	39,122	20,426
Total Liabilities	697,561	816,070

Equities
Common Stock (100,000 issued and outstanding 0.005 par value as of December 31,2017 and 0.005 par value 100,000 issued and fully paid as of December 31,2016)
Revaluation Reserve	225,643	270,771
Additional paid in Capital	–	36,730
Revenue Reserve	722,182	755,942
Translation Adjustments	(265)	(210)
Total Equities	948,103	1,063,776

Total Liabilities and Stockholders Equity	1,645,664	1,879,846

36

TURNER WRIGHT LTD.

STATEMENT OF OPERATIONS

	2017	2016
	$	$
Revenue	1,611,884	1,853,650
Cost of Sales	827,744	1,038,072
Total Revenue	784,140	815,578

Other Revenue	1,579	–

Administrative Expenses	597,964	952,820
Depreciation Charge	50,865	119,712
Finance and Other Charges	8,240	6,024
Net Income Before Tax	128,650	(262,978)

Taxation

Net Income After Tax	128,650	(262,978)

TURNER WRIGHT LIMITED

COMPREHENSIVE INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2017

Net Income	128,650	(262,978)
Translation Adjustments	72,173	(323,137)

Total Comprehensive Income	56,477	(586,115)

TURNER WRIGHT LTD.

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2017

Changes in Equity December 31, 2016

	Additional
	Common	Paid-in	Retain
	Stock	Capital	Earnings	Total
	$	$	$	$
Balance as at 1/1/16	543	9,754	1,530,009	1,540,305
Income/(Loss) for the year	–	36,730	(262,978)	(226,249)
Prior Year
Adjustment	–	–	(1,084)	(1,084)
Translation
Adjustments			(510,002)	(510,002)
Balance as at 12/31/16	543	46,484	755,945	802,970

Changes in Equity December 31, 2017

	Additional
	Common	Paid-in	Retain
	Stock	Capital	Earnings	Total
	$	$	$	$
Balance as at 1/1/17	543	46,484	755,945	802,970
Income/(Loss) for the year	–	–	128,651	128,651
Prior Year
Adjustment	–	–	(36,420)	(36,420)
Translation
Adjustments			(125,990)	(125,990)
Balance as at 12/31/17	543	46,484	722,186	769,211

37

TURNER WRIGHT LTD.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2017

	2017	2016
	$	$
Cash flow from Operating Activities
Net Income Before Tax	128,651	(262,978)
Depreciation	50,865	119,712
	179,516	(143,267)
Changes in Working Capital
(Increase)/Decrease in Inventory	(74,339)	(112,757)
(Increase)/Decrease in Receivables	(47,459)	57,077
Increase/(Decrease) in Payables	(18,111)	389,887
Net cash flow from Operating Activities	39,607	190,940

Cash flow from Investing Activities
Purchase of fixed Assets	(62,133)	(70,059)
	(22,525)	120,881
Cash flow from Financing Activities
Increase/(Decrease) in Term Loan	35,614	(111,392)
Increase/(Decrease) in additional capital paid	(30,608)	72,753
Prior Year Adjustment	(36,420)	(1,084)

Net increase in cash & cash equivalents	(53,940)	81,159

Cash and cash equivalents at the beginning of the year	133,606	79,169

Cash and cash equivalents at the end of the year	79,666	160,327

38

Notes to Consolidated Financial Statements

December 31, 2017

1.       Organization

TURNER WRIGHT LTD. is a Limited Liability Company incorporated under the Nigerian Companies and Allied Matters Act, Laws of the Federation of Nigeria (LFN) 1990 (as amended) with RC No: 305976

The company engages in the production and distribution of animal health and other agro-allied products, including medical, veterinary and laboratory equipment and reagents supplies.

Turner Wright Ltd commenced operations in April 2000 and was incorporated in Nigeria on 8th January, 1997. The company is primarily located in 15, Adelekan Salako Close, Ogba Lagos

2.       Summary of Significant Accounting Policies

Basis of Accounting

The company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (‘U.S, GAAP’) and are stated in U.S. dollars.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Depreciation and Amortization

Industrial Building, Office Equipment, Plant and Machinery, Furniture and Fittings, Software and Motor Vehicles are depreciated on a straight-line basis over their useful lives at rates based on the category of the asset. All assets are reported in the balance sheet at Net Book Value.

Inventory

The inventory of the company’s current assets represent value of raw materials, finished goods and packaging material which were physically verified to determine the values are presented fairly.

Cash and Cash Equivalents

At December 31, 2017 funds held at various commercial banks are detailed in Notes 7 and 20 of the financial statements. Cash and cash equivalents includes deposits and short term highly liquid instruments. Amounts included are readily convertible to known amounts of cash and are subject to an insignificant risk of change in value.

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods of between one day and three months, depending on the immediate cash requirements of the company and earn interest at the respective short-term deposit rates.

39

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Trade Receivables

Trade receivables include Trade Receivables and Prepayments, advances to Suppliers’ and amounts due from staff. The account receivable represents due from customer from the sales of goods or services rendered. No provision was made in the financial statement as of the balance sheet date for basis to determine allowance for doubtful debt as there is no history of accounts being written off for non-performance. Trade receivables are non-interest bearing.

Financial Liabilities

Financial liabilities consist of loans from banks and financial institutions. Turner Wright Ltd engaged in these loans to finance work in progress and provide working capital. Financial Instruments

Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.

A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 - applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 - applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 - applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Company’s financial instruments consist principally of cash, accounts payable and accrued liabilities, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

Comprehensive Income

ASC 220, Comprehensive Income, establishes standards for the reporting and presentation of comprehensive Income and its components in the financial statements. As of December 31, 2017, the Company has items that represent a comprehensive income due to translation adjustments and, therefore, has included a schedule of comprehensive income in the financial statements.

Revenue Recognition

The Company recognizes revenues in accordance with FASB ASC Topic 605, “Revenue Recognition”, and with the guidelines of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition”.

Under SAB 104, four conditions must be met before revenue can be recognized: There is persuasive evidence that an arrangement exists. Delivery has occurred, or service has been rendered. The price is fixed or determinable, and Collection is reasonably assured.

40

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of taxes payable or refundable for the current year and deferred tax consequences arising from temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company has no material uncertain tax positions for the reporting period presented.

The Company recorded no income tax expense for the year ended December 31, 2017.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Fixed Assets

Fixed Assets are presented at historical cost less depreciation. Historical costs include expenditures directly attributable to the acquisition of the assets.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will be realized and the cost of the item can be measured reliably. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred

Depreciation is calculated using the straight-line method to allocate their cost, net of residual values, over the estimated useful lives as follows:

❖ Industrial Building	5%
❖ Plant & Machinery	33 1/3%
❖ Office Equipment	20%
❖ Motor Vehicle	25%
❖Furniture & Fittings	20%
❖ Software	6%

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal.

41

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Gains and losses on disposals are determined by comparing proceeds with carrying and disposal costs and are then included in profit or loss.

Intangible Assets

Separately acquired intellectual property is stated at historical cost less amortization. Amortization is calculated using the straight-line method to allocate costs over estimated useful lives of the asset and from the date that the assets are placed in service.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal.

Impairment of Long-lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at the Balance Sheet date. The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.

Note 3: Common Stock

The Company has one class of common stock which represents 100% of the total voting power of the company and is beneficially owned by Mr. Tunde Waheed Lawal.

Turner Wright Ltd. Common Stock is 99.9% owned by Mr. Tunde Waheed LAWAL, while Mrs. Yetunde Lawal, and Mr. Olasubomi Musliudeen Lawal are Executive Director. The authorized and issued 100,000 shares of common stock have a par value of $0.005 per share for an issued outstanding common stock amount of $543 at December 31, 2017.

Note 4: Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of:

i.	Taxes payable or refundable for the current year and
ii.	Deferred tax consequences of temporary differences resulting from matters that have b e e n recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, And transition. We have no material uncertain tax positions for the reporting period presented.

42

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Note 5: Fixed Assets

During the year, the following assets (Office Equipment, Land, Plant and Machinery, Furniture and Fittings and Motor Vehicle valued at $62,133 was added during the year.

FIXED ASSETS SCHEDULE
	Industrial		Plant &	Office	Motor	Furniture
	Land	Building	Machinery	Equipment	Vehicle	& Fittings	Software	Total
	$	$	$	$	$	$	$	$
COST
Cost as at 01/01/2017	329,698	404,283	254,935	66,959	235,406	15,882	20,425	1,327,588
Additions	7,363	–	5,181	917	48,554	119	–	62,133
Translation Adjustments	(54,950)	(67,381)	(42,489)	(11,160)	(39,234)	(2,647)	(3,404)	(221,265)
Cost as at 12/31/2017	282,111	336,902	217,626	56,716	244,726	13,355	17,021	1,168,456
Depreciation
Transferred Depreciation	–	181,594	224,830	65,371	234,041	15,682	10,802	732,320
Charge for the Period	–	16,845	18,024	1,507	13,277	191	1,021	50,865
Translation Adjustments	–	(30,266)	(37,472)	(10,895)	(39,007)	(2,614)	(1,800)	(122,053)
Depreciation as at (12/31/17)	–	168,173	205,382	55,983	208,311	13,259	10,023	661,131
NBV (12/31/17)	282,111	168,729	12,244	733	36,415	96	6,998	507,325
NBV (12/31/16)	329,698	222,689	30,105	1,589	1,366	200	9,622	595,268

*  During the year ended December 31, 2017 the Company recorded $50,865 in depreciation expense on fixed assets.

Note 6: Inventory

The Inventory represents the value of unsold vaccines, raw materials and packaging materials at the warehouse of the company as of December 31, 2017. The inventory is valued at average of the cost to selling by the management as of December 31, 2017.

	2017	2016
	$	$
Raw Materials Inventory	214,591	148,311
Packaging Material	46,751	47,931
Finished Goods - Merial	111,199	261,696
Finished Goods - Vaccine	57,337	9,975
Finished Goods - Coophavet	27,210	5,657
Finished Goods - Ex-Ogba	27,756	41,154
Finished Goods - Nutrition	91,491	100,150
Finished Goods - Hygiene	4,878	5,282
Others	12,425	10,294
Finished Goods - Premix	10,495	3,847
Finished Goods - Food
Security	40,008	49,466
	644,141	683,763

43

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Note 7: Cash and Cash Equivalents

	2017	2016
	$	$
Sterling Bank Plc.	18,791	71,667
Zenith Bank Plc.	25,360	43,208
Skye Bank Plc.	1,613	46
IB/Access Bank Plc.	–	420
Standard Chartered Bank Ltd	34	41
Oceanic Bank Int'l Plc.	–	18
FCMB/(UH&S)	139	167
Stanbic IBTC Bank Plc.	9,264	30,180
First Bank of Nigeria Plc.	3,876	7,143
Petty Cash	–	19
Wema Bank	277	–
Other Bank (STD)	20,312	7,418
	79,666	160,327
		14

Note 8: Trade Receivables and Prepayments

As of December 31, 2017, all receivables are deemed to be recoverable.

	2017	2016
	$	$
Trade Debtors	228,730	191,924
Witholding Tax	21,949	26,339
Sundry Debtors	30,973	38,934
Staff Debtors	20,731	21,813
Prepayments	34,393	32,772
Cash Advance	16,184	8,719
Advance payment -
Materials	–	15,076
Letter of credit / Adv
payment	61,560	104,911
Staff Cooperative	12	–
	414,532	440,488

44

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Note 9: Trade Payables and Accruals

Trade payables and accruals includes liabilities to vendors, government agency and social security in the normal course of business.

	2017	2016
	$	$
Accounts Payable	446,631	654,481
Dividend Payable	–	6,326
Provision for Doubtful Debt	8,712	10,454
Customer Deposit	15,431	–
Provision for Audit Fee	1,528	–
Provision for Taxation	1,088	1,366
Pension Fund Payable	20,591	25,922
Accruals - Others	11,382	6,545
PAYE Payable	36,915	37,093
WHT Payable	–	221
Staff Terminal Benefit/Claims	446	–
Mkt Dev. In Niger Delta
(MADE)	24,778	13,068
GALVMED - Project	77,423	40,168
	644,925	795,644

Note 10: Short term Financial Liabilities

Short term loans were in place in the course of business from, Stanbic IBTC as overdraft and as of December 31, 2017 with varying agreements in terms and rates. Current assets are more than sufficient to provide for the outstanding loans. The loans were not being serviced as of the reporting date but were in process of restructure through an agreement and negotiations between both parties. Details of the loan are as follows:

Stanbic IBTC Bank Plc

This is a short-term loan facility otherwise known as Import Finance Facility (IFF) obtained in July 2017 from Stanbic IBTC Bank Plc. The facility of $111,111.11 is available for use on demand within 365 days with 120 days cycle. It carries an interest charge of 28% per annum and a management fee of 1% flat. The utilized portion of the facility outstanding as at December 31, 2017 was $13,514. It was secured with a Legal Mortgage on a Property belonging to the Managing Director, Dr. Tunde Lawal, located at Block 498A, Fatail Lapade Street Omole Phase II, Lagos.

	2017	2016
	$	$
Loan (IFF) - Stanbic IBTC
Bank	13,514	–
	13,514	–

Note 11: Long term Financial Liabilities

The lease finance were in place in the course of business from, First Bank Nigeria Plc and KC Finance, Investment Limited and Credit Capital Finance and Investment and as of December 31, 2016 with varying agreements in terms and rates. Current assets are more than sufficient to provide for the outstanding loans. The loans were not being serviced as of the reporting date but were in process of restructure through an agreement and negotiations between both parties. Details of the loan are as follows:

45

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Finance Lease (First Bank Nigeria Plc)

The Finance lease from First Bank of Nigeria of $24,456.52 was obtained in November 2014 to finance purchase of an operational Vehicle with 10% Equity Contribution at 16.5% interest per annum. The facility has been liquidated in December, 2017, the Loan was secured with the Vehicle purchased.

Finance Lease (KC Finance and Investment Limited)

The Finance Lease from KC Finance & Investment Limited of $60,032 was obtained in September 2015 to finance purchase of 1 unit of Toyota Prado for MD use and 3 units of Toyota Corolla for Sales Team with 30% at interest rate of 24% per annum. The facility has a tenor of 2 years and is secured by the vehicle purchased, the loan has been liquidated since July, 2017.

Credit Capital Finance & Investment

In September 2017, another Finance Lease Arrangement was made with Credit Capital Finance Investment to finance purchase of 3 units of Toyota Camry for Managers and 6 units of Toyota Corolla for Sales Team with 25% at interest rate of 24% per annum with 2 years tenor. The balance as of December 31, 2017 was $39,122.

	2017	2016
	$	$
Loan (IFF) - Sterling Bank	–	1,205
Lease Account	39,122	19,221
	39,122	20,426

Note 12: Common Stock

	2017	2016
	$	$

100,000 shares Issued and Outstanding

At Par value 0.005 as of December 31,2017 and 0.005 as of December 31, 2016	543	543

Note 13: Revaluation Reserve

	2017	2016
	$	$
Balance as of 01/01/2017	270,771	406,157
Charge for the year	–	–
Translation Adjustments	(45,129)	(135,386)
Balance as of 12/31/2017	225,642	270,771

Note 14: Retained Earnings

	2017	2016
	$	$
Beginning Balances	755,942	1,530,007
Profit and Loss Account	128,650	(262,978)
Prior Year Adjustment	(36,420)	(1,084)
Translation Adjustments	(125,990)	(510,002)
	722,182	755,942

46

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Note 15: Revenue Segment

	2017	2016
	$	$
Sales - Merial	111,711	206,734
Sales - Vaccine	225,115	470,611
Sales - Coophavet	64,757	97,918
Sales- Ex-Ogba	877,948	830,935
Sales - Nutrition	126,825	97,907
Sales - Hygiene	25,542	26,580
Sales - Others	3,993	3,234
Sales - Premix	174,530	106,972
Sales - Food Security	1,463	12,760
	1,611,884	1,853,650

Note 16: Cost of Sales

	2017	2016
	$	$
COS - Merial	108,566	165,715
COS - Vaccine	145,240	335,770
COS - Coophavet	50,233	57,206
COS - Ex-Ogba	318,112	329,348
COS - Nutrition	85,761	59,981
COS - Hygiene	16,846	15,862
COS - Premix	99,022	57,616
COS - Food Security	1,212	16,252
COS - Others	2,751	322
	827,744	1,038,072

Note 17: Other Revenue

	2017	2016
	$	$
Interest Received	30	–
Gain/Loss on Sale of Assets	1,549	–
	1,579	–

47

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Note 18: Administrative Expenses

	2017	2016
	$	$
Sales Commission	–	1,867
Advertising & Promotion	22,237	25,334
Carriage Outward	27,347	27,155
Field Staff - Running Expenses	43,825	53,263
Office Upkeep	4,395	7,651
Bad Debt	–	1,337
Laboratory Consumables	1,459	1,768
Pension Fund Expense	11,277	14,882
Lease Expense	10,126	10,661
Professional Charges	10,504	12,770
Courier & Postages	879	856
Donations & Gifts	7,812	6,733
Government Fines & Others	40	775
Conference & Seminars	9,423	18,476
Public Relation	2,981	5,562
Electricity	6,239	8,935
Entertainment	7,186	5,568
External Manpower	7,428	5,087
Clearing Charges	2,051	–
Insurance Expenses	9,531	19,369
	184,740	228,049

Motor Vehicle - Repair & Mtce	19,221	16,483
Printing & Stationery	4,186	12,486
Fuel	5,365	5,745

Medical Expenses	5,138	4,458
Rent & Rate	9,706	14,436
Office Equip Mtce & Repairs	5,241	5,578
Salaries & Wages	234,844	210,412
Wage Expense - Manufacturing	10,220	12,751
Statutory Contribution Exps	3,345	970
Office Repairs	2,223	3,508
Education & Training	2,311	6,322
Staff Welfare	5,196	7,003
Subscriptions	4,514	8,842
Registration	9,171	8,757
Telephone & Fax Expense	3,373	3,869
Factory Repair & Mtce	10,564	8,937
Factory Expenses	7,215	14,247
Hotel & Accomodation	958	3,887
Factory Annex Expenses	4,418	7,421
Travel Expense - Local	10,896	10,384
Travel Expense - Overseas	23,158	8,775
Diesel	31,958	36,138
Loss on Exchange	–	313,362
	413,224	724,771

48

Notes to Consolidated Financial Statements

December 31, 2017

(continued)

Note 19: Finance and Other Charges:

	2017	2016
	$	$
Bank Charges	5,170	5,384
Bank Interests	14	640
Audit Fee Expense	3,056	–
	8,240	6,024

Note 20: Analysis of Cash & Cash Equivalents

	2017	2015
	$	$
Summary Bank Balances	79,666	160,327
Bank Overdraft	–	–
	79,666	160,327

Note 21: Translations Adjustments

	2017	2016
	$	$
Fixed Asset	221,265	628,765
Depreciation	(122,053)	(306,304)
Common Stock	(265)	(210)
Retained Earnings	(125,990)	(510,002)
Revaluation Reserve	(45,129)	(135,386)
	(72,173)	(323,137)

The Translation Adjustments results from differences in the currency conversion rates from the Nigeria Naira to the US Dollar. Exchange rates were confirmed with Central Bank of Nigeria as of December 31, 2017 (N360/$) and December 31, 2015 (300/$).

The Translation Adjustment arises as a result of difference in translation rate used for conversion of common stock from Naira to Dollar.

Note 22: Going Concern

These financial statements have been prepared on a going concern basis, which implies that Turner Wright Ltd. will continue to realize its assets and discharge its liabilities in the normal course of business. As of December 31, 2017, the Company had working capital of $493,414 and an accumulated surplus of $722,183. The Company is expected to continue as a going concern given the ability exists to realize assets and discharge liabilities.

Note 23: Subsequent Events

The Company has evaluated events subsequent through the date the financial statements have been issued to assess the need for potential recognition or disclosure in this report. Such events were evaluated through the date these financial statements were available to be issued, as of December 31, 2017.

49

ROYAL SYSTEMS & SERVICES LIMITED

MANAGEMENT ACCOUNT

JUNE, 2018

50

ROYAL SYSTEMS & SERVICES LTD.
STATEMENT OF COMPREHENSIVE INCOME
FOR THE MONTH ENDED 30TH JUNE, 2018

	Notes	GHC

Revenue	3	4,059,187.84
Cost of Sales	1	2,657,862.32

Gross Profit (Loss)		1,401,325.52
		–

General & Administrative Expenses	2	1,204,863.75
		–

Profit/(Loss) before taxation		196,461.77

Income Tax		49,115.44

Profit after taxation transferred to Income Surplus Account		147,346.33

51

STATEMENT OF CHANGES IN RETAINED EARNINGS

FOR THE MONTH ENDED 30TH JUNE, 2018

GHC

Balance at 1st Jan 2018	3,363,566.38

Profit / (Loss) for the Month transferred from profit and loss account	147,346.33

Balance at 31st March 2018	3,510,912.71

ROYAL SYSTEMS & SERVICES LTD.

STATEMENT OF FINANCIAL POSITION

AS AT 30TH JUNE 2018

	Notes	GHC
NON CURRENT ASSETS
Property Plant & Equipment	4	1,956,041.70
Investments - fixed	8	456,747.29

CURRENT ASSETS
Inventory	5	1,300,000.00
Account receivable	6	4,544,669.66
Bank & Cash	7	91,887.40

TOTAL ASSET		8,349,346.05

EQUITY & LIABILITIES
Stated Capital	11	489,000.00
Retained Earning		3,510,912.71
		3,999,912.71

LIABILITIES
Accounts Payable	9	365,789.89
Tax Payable	12	49,115.44
Short Term Loan		1,000,000.00
Long Term Loan - Grofin		2,934,528.00

		4,349,433.33
TOTAL EQUITY & LIABILITIES		8,349,346.04

52

ROYAL SYSTEMS & SERVICES LTD.

NOTES TO THE FINANCIAL STATEMENT

FOR THE MONTH ENDED 30TH JUNE, 2018

NOTES
1 COST OF SALES
	Opening Stock/ WIP	1,602,234.00
	Clearing / Port Duty	–
	Direct labour	31,565.00
	Direct Material	1,753,408.45
	Equipment Hiring	–
	Fuel & Lubricant	77,762.79
	Maintenance -Project vehicles	82,631.08
	Per diem & Accommodation	40,261.00
	Subcontractor costs	370,000.00
		3,957,862.32
	Less Inventory	1,300,000.00
		2,657,862.32

2 GENERAL & ADMINISTRATION EXPENSES	Advertising and PR	3,400.00
	Audit Fee
	Bank charges	6,941.86
	Casual Labour	3,288.14
	Cleaning	3,906.41
	Donations	1,300.00
	Fuel & Lubricant	5,675.00
	Health & Safety	10,945.75
	Insurance	30,221.08
	Medical Exp	23,432.79
	Motor expenses	2,600.89
	Office maintenance	6,692.00
	Registration & license	27,384.26
	Rent	120,000.00
	Staff training & welfare	14,422.00
	Stationery and printing	9,800.00
	Telephone and Internet	7,101.57
	Travel and subsistence	17,604.00
	Utility	20,792.00
	Wages and salaries	384,000.00
	Finance Cost	505,356.00
		1,204,863.75

53

ROYAL SYSTEMS & SERVICES LTD.

NOTES TO THE FINANCIAL STATEMENT

FOR THE MONTH ENDED 30TH JUNE, 2018

3 REVENUE	Civil Works	1,662,165.54
	Installation Works	381,595.07
	Refurbishment Works	518,436.78
	Supply works	297,410.25
	Survey Works	–
	Transportation Works	71,986.63
	Upgrading works	1,127,593.57
		4,059,187.84
4 FIXED Asset
FA - Office Equipment	Cost - b/fwd	77,139.00
	Cost - additions	–

FA - Motor vehicles	Cost - b/fwd	270,629.20
	Cost - additions	–

FA- Furniture & Fitting	Cost - b/fwd	108,278.50
	Cost - additions	–

FA- Plant & Mach	Cost- b/fwd	966,395.00
	Cost - additions	–

FA- land	Cost - b/fwd	533,600.00
	Cost - additions	–

		1,956,041.70

5 Stocks	Closing stock	600,000.00
	Work in progress	700,000.00
		1,300,000.00

6 Receivables	Huawei Technologies	528,823.95
	American Towers (ATC)	350,111.00
	African Towers(AT)	–
	First Platinum Company	100,000.00
	Staff loans	8,142.00
	GETfund E-Block Project	2,405,358.73
	ST Ambroise	1,152,233.98

		4,544,669.66

54

ROYAL SYSTEMS & SERVICES LTD.

NOTES TO THE FINANCIAL STATEMENT

FOR THE MONTH ENDED 30TH JUNE, 2018

7 Bank	BANK OF AFRICA	528.92
	FIRST ATLANTIC BANK	70.10
	CAPITAL BANK (GCB)	–
	PETTY CASH	430.00
	STANBIC BANK	42,132.22
	STANCHART	–
	CAL BANK	–
	USD ZENITH	23,027.09
	ZENITH BANK	699.07
	SG BANK	25,000.00
		91,887.40

8 Investments - fixed	Others-TTU Hostel Project	456,747.29

		456,747.29

9 Accounts Payable	Suppliers	173,118.67
	BOA	192,671.22	365,789.89
Short Term Loan	Seed Fund		1,000,000.00
Long Term Loan	Grofin Loan		2,934,528.00

11 Share capital	Brought forward		489,000.00

12 Current Tax	196,461.77	25%	49,115.44
Tax Paid			–
			49,115.44

55

ROYAL SYSTEMS AND SERVICES LIMITED

Annual report and financial statements for the year ended December 31, 2017

56

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Royal Systems & Services Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Royal Systems & Services Limited (the "Company") as of December 31, 2017 and 2016, the related statements of operations, changes in shareholders' equity and cash flows, for each of the two years in the period ended December 31, 2017, and the related notes collectively referred to as the "financial statements". In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (I) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

Other Explanatory Paragraph

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

/s/ Olayinka Oyebola & CO
OLAYINKA OYEBOLA & CO
(Chartered Accountants)

We have served as the Company’s auditor since May 2018.
Lagos, Nigeria
September 2018.

57

ROYAL SYSTEMS & SERVICES LTD.

BALANCE SHEET AS OF DECEMBER 31, 2017

	2017	2016
	$	$
ASSETS
Current Assets
Cash and Cash Equivalents	68,553	187,675
Short-term Investment	145,282	19,297
Trade Receivables and Prepayments	586,890	1,085,146
Inventory	132,729	133,550
	933,453	1,425,668
Non-Current Asset
Fixed Asset	489,336	273,689
Work in Progress	221,709	110,490
	711,044	384,179
Total Assets	1,644,497	1,809,848

Liabilities and Stockholders Equity
Liabilities
Current Liabilities
Trade Payables	76,613	326,727
Income Tax	101,041	–
Short-term Financial Liability	221,214	–
	398,867	326,727
Non - Current Liabilities
Secured Loan	658,306	827,549
	658,306	827,549
Total Liabilities	1,057,173	1,154,275

Equity
Common Stock	3,110	3,110
Translation Adjustments	105,063	20,278
Additional Paid-in Capital	–	90,981
Retained Earnings	479,150	541,203
Total Equity	587,324	655,573
Total Liabilities and Stockholder’s Equity	1,644,497	1,809,848

58

ROYAL SYSTEMS & SERVICES LIMITED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	2017	2016
	$	$
Revenue	3,989,573	3,321,510

Cost of Sales	(2,981,802)	(2,412,844)

Total Revenue	1,007,770	908,666

Other Income	–	185,446

Administrative Fees	(375,426)	(406,843)
Depreciation Charges	(109,538)	(75,047)
Finance and other Charges	(215,914)	(329,709)

Net Income Before Tax	306,893	282,513

Income Tax Expense	(104,108)	(83,010)

Net Income After Tax	202,785	199,503

ROYAL SYSTEMS & SERVICES LIMITED

COMPREHENSIVE INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2017

Net Income	202,785	199,503
Translation Adjustments	(144,947)	8,262
Total Comprehensive Income	57,839	207,765

59

ROYAL SYSTEMS & SERVICES LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2017

Changes in Equity December 31,2016

	Additional
	Retained	Paid-in	Common
	Earnings	Capital	Stock	Total
	$	$	$	$
Balance as at 1/1/16	383,436	102,094	26,245	511,776
Net Income	199,503	90,981	–	290,485
				–
Translation Adjustments	(41,737)	–	20,278	21,459
Balance as at 12/31/16	541,202	193,076	46,524	780,802

Changes in Equity December 31,2017

	Additional
	Retained	Paid-in	Common
	Earnings	Capital	Stock	Total
	$	$	$	$
Balance as at 1/1/17	541,202	193,076	46,524	780,802
Net Income	202,785	–	–	202,785
Translation Adjustments	(264,837)	–	–	(264,837)
Balance as at 12/31/17	479,150	193,076	46,524	718,750

60

ROYAL SYSTEMS & SERVICES LIMITED

STATEMENT OF CASH FLOW

FOR THE YEAR ENDED DECEMBER 31, 2017

	2017	2016
	$	$
Cash flow from Operating Activities
Operating Profit/(Loss)	306,893	282,513
Depreciation	109,538	75,047
	416,430	357,560
Changes in Working Capital
(Increase)/Decrease in Inventory	821	(71,230)
(Increase)/Decrease in Receivables	498,256	(631,466)
Increase/(Decrease) in Payables	7,005	574,716
Net cash flow from Operating Activities	922,513	229,579

Cash flow from Investing Activities
Purchase of fixed Assets	(340,011)	(105,414)
WIP	(111,218)	(113,304)
Investment in shares	(125,985)	22,273
	345,298	33,135
Cash flow from Financing Activities
Increase/(Decrease) in Additional Paid-in Capital	(214,411)	26,341
Increase/(Decrease) in Translation Adjustments	(144,947)	8,262
Increase/(Decrease) in Translation Adjustments for stock	(105,063)	–

Net increase in cash & cash equivalent	(119,123)	67,738

Cash and cash equivalent at the beginning of the year	187,675	119,938
Cash and cash equivalent at the end of the year	68,553	187,675

61

Notes to Consolidated Financial Statements

December 31, 2017

1.       Organization

ROYAL SYSTEMS & SERVICES LIMITED (“the Company”) was incorporated on January 1st 2015 and commenced business effectively in the year 2015. ROYAL SYSTEMS & SERVICES LIMITED, is wholly Ghanaian owned company existing under the laws of Ghana. The intended principal activity of the Company is the provision quality Civil Engineering Services as well as the building and installation of Telecommunication Infrastructure. Over the years, RSSL has developed working relationships with almost all the Telecommunication Companies and currently has as its major partners: Huawei Technologies, American Towers, Eaton Towers, Helios Towers, TiGO, Airtel and Vodafone.

The Company is intending to seek admission of its shares to the official List of the New York Stock Exchange.

Change of name

The company, since it was conceived has not had a change of name.

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars. The Financial Statements and related disclosures as of December 31, 2017 are audited pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”).

Unless the context otherwise requires, all references to “we,” “us,” “our” or the “Company” are to Royal System & Services Limited.

2.       Summary of Significant Accounting Policies

Basis of Accounting

The company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (‘U.S. GAAP’) and are stated in U.S. dollars.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Depreciation and Amortization

Land and Building, Plant and Machinery, Furniture and Fittings, Motor Vehicles and Office Equipment are depreciated on a straight-line basis over their useful lives at rates based on the category of the asset. All assets are reported in the balance sheet at Net Book Value.

Cash and Cash Equivalents

At December 31, 2017 funds held at various commercial banks are detailed in Notes 6 of the financial statements. Cash and cash equivalents includes deposits and short term highly liquid instruments. Amounts included are readily convertible to known amounts of cash and are subject to an insignificant risk of change in value.

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods of between one day and three months, depending on the immediate cash requirements of the company and earn interest at the respective short-term deposit rates.

62

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Trade Receivables

Trade receivables includes Trade Receivables and Prepayments and amounts due from staff. The account receivable represents due from client from the sales of land and building or services rendered. No provision was made in the financial statement as of the balance sheet date for basis to determine allowance for doubtful debt as there is no history of accounts being written off for non-performance. Trade receivables are non-interest bearing.

Financial Liabilities

Financial liabilities consist of short-term loans from banks and financial institutions. Royal Systems and Services Limited engaged in these loans to finance work in progress and provide working capital.

Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.

A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 - applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 - applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 - applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Company’s financial instruments consist principally of cash, accounts payable and accrued liabilities, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

Comprehensive Income

ASC 220, Comprehensive Income, establishes standards for the reporting and presentation of comprehensive income and its components in the financial statements. As of December 31, 2017, the Company has items that represent a comprehensive income due to translation adjustments and, therefore, has included a schedule of comprehensive income in the financial statements.

Revenue Recognition

The Company recognizes revenues in accordance with FASB ASC Topic 605, “Revenue Recognition”, and with the guidelines of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition”.

Under SAB 104, four conditions must be met before revenue can be recognized: There is persuasive evidence that an arrangement exists. Delivery has occurred, or service has been rendered. The price is fixed or determinable, and collection is reasonably assured.

63

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of taxes payable or refundable for the current year and deferred tax consequences arising from temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company have no material uncertain tax positions for the reporting period presented.

The Company recorded 104,108 income tax expense for the year ended December 31, 2017.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Fixed Assets

Fixed Assets are presented at historical cost less depreciation. Historical costs include expenditures directly attributable to the acquisition of the assets.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will be realized and the cost of the item can be measured reliably. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred.

Depreciation is calculated using the reducing balancing method to allocate their cost, net of residual values, over the estimated useful lives as follows:

❖	Plant and Machinery	10 years
❖	Furniture & Fittings	6.67 years
❖	Motor Vehicle	5 years
❖	Office Equipment	5 years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal.

Gains and losses on disposals are determined by comparing proceeds with carrying and disposal costs and are then included in profit or loss.

Impairment of Long-lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at the Balance Sheet date. The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.

64

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 3: Common Stock

ROYAL SYSTEMS AND SERVICES LIMITED common Stock is 80% owned by Samuel Quadjie and the remaining 20% is owned by Noble Quadjie as of December 31, 2017.

Note 4: Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of:

i.	Taxes payable or refundable for the current year and
ii.	Deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled,

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for the reporting period presented.

The company made no provision for deferred tax during the year. The Company accrued income tax expense below for the year ended December 31, 2017.

	2017	2016
Taxation	$	$
Balance B/f	–	–
Charge for the year	–
Tax Payment	–	–
Outstanding balance	–	–

Note 5: Fixed Assets

			Furniture
	Land &	Plant &	and	Motor	Office
	Building	Machinery	Fittings	Vehicle	Equipment	Total
	$	$	$	$	$	$
COST
Cost as of 1/01/2017	78,024	54,362	26,848	292,027	35,891	487,151
Additions	44,243	199,093	13,760	70,789	12,127	340,011
Translation Adjustments	(4,227)	(2,945)	(1,454)	(15,821)	(1,944)	(26,392)
Cost as of 31/12/2017	118,040	250,510	39,153	346,995	46,073	800,771

DEPRECIATION
As of 01/01/2017	–	12,347	9,862	170,325	20,928	213,462
Charge for the year	–	25,051	5,873	69,399	9,215	109,538
Translation Adjustments	–	(669)	(534)	(9,227)	(1,134)	(11,564)
Balance as of 31/12/2017	–	36,729	15,200	230,497	29,009	311,435

NET BOOK VALUE
As of 31/12/2017	118,040	213,781	23,953	116,498	17,064	489,336
As of 31/12/2016	78,024	42,015	16,986	121,702	14,963	273,689

*  During the year ended December 31, 2017 the Company recorded $109,538 in depreciation expense on fixed assets.

65

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 6: Cash and Cash Equivalents

	2017	2016
	$	$
Cash and Cash Equivalent
Bank of Africa	4,927.44	32,749
Bank of Africa USD	–	33
First Atlantic Bank	630.06	481
Access Bank	–	3,674
First Capital plus Bank Ltd	–	262
Stanchart Bank	796.37	1,197
Stanbic Bank	5,814.66	39
HFC Bank	–	327
National Investment Bank	–	–
Pan African Bank	–	310
Union Savings and loans	–	–
UNI Bank	–	412
Ecobank	44.24	351
Bank of Africa USD	–	–
Zenith Bank USD	21.24	22
Zenith Bank	937.89	226
GCB	–	620
UMB	–	23
Cal Bank	40,973.62	998
SG Bank	14,296.39	28,684
SIC Savings &Loans	–	234
SIC Investment	–	116,943
Petty Cash	110.61	90
	–	–
	68,553	187,675

66

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 7: Trade Receivables and Prepayments

As of December 31, 2017, no receivables are deemed to be unrecoverable.

	2017	2016
	$	$
Trade Debtors & Other Debtors
Airtel Ghana Ltd	–	52,168
ATC Tower GH Ltd	–	151,800
Ecobank Gh Ltd	–	21,715
American Towers	9,378.89	–
African Towers	20,432.69	–
HTG Managed Services Ltd	–	35,338
Huawei Technologies	139,688.47	104,314
Jarlso Telecom Solution Gh Ltd	–	–
Millicom Ghana Ltd	–	–
Eaton Towers Ghana Ltd	–	55,368
GETfund E-Block Project	287,578.81	–
Reime Ghana Ltd	–	–
Vodafone Gh Ltd	84,061.50	–
Rent Prepaid - Morgan Haiz Com Ltd	–	–
Rent Prepaid - Rukayai Saka	–	–
Staff loan	3,330.90	4,503
TSS Roofing Ltd	–	521,303
Fexdom Company Ltd	–	23,389
Dzengoff Ghana Ltd	–	43,944
Vintage Farms	20,297.09	21,460
First Platinum Company Ltd	22,121.45	46,777
	586,890	1,082,078

67

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 8: Trade Payables and Accruals

Trade payables and accruals includes liabilities to vendors in the normal course of business.

	2017	2016
	$	$
Trade Payables
Directors Account	–	140,854
Suppliers	45,751.35
BOA	30,861.46	76,947
PAYE	–	1,400
SSF	–	1,328
Audit Fees	–	1,427
Rent	–	56,132
VAT - Output	–	6,259
Tanink Ghana Ltd	–	14,314
Damensco Electrical	–	28,066
Deferred Tax	–	3067
	76,613	329,794

Note 9: Inventory

The Inventory represents the value of unused quantity of materials

	2017	2016
Inventory	$	$
Raw Materials	132,729	133,550
	132,729	133,550

Note 10: Work in Progress

	2017	2016
	$	$
Work in Progress	221,709	110,490

Note 11: Short Term Investment

	2017	2016
	$	$
Short-term Investment
Treasury Bill	44,243	19,297
Others	101,039	–
	145,282	19,297

68

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 12: Long Term Financial Liability

	2017	2016
	$	$
Long-term Financial Liabilities
Secured loan - Grofin Ghana Ltd	658,306	710,606
Unsecured Loan	–	116,943
	–	–
	658,306	827,549

Note 13: Common Stock

	2017	2016
	$	$
Shares Issued and Outstanding
Par value $ as of December 31, 2017 ,and Par
value issued and fully paid as of December 31, 2016	3,110	3,110

69

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 14: Turnover

	2017	2016
	$	$
Turnover
Construction Works	1,335,473	247,178
Installation Works	251,390	486,231
Interest Receivable	–	–
Refurbishment Works	353,989	811,571
Services	–	138,042
Supply Works	271,297	237,470
Survey Works	157,283	–
Transport Services	185,722	–
Upgrading Works	1,434,418	1,335,655
Transport Services	–	65,364
	3,989,573	3,321,510

Note 15: Service Cost

	2017	2016
	$	$
Service Cost
Opening Stock	–	254,970
Opening WIP	230,819	–
Direct Labour	24,005	55,378
Direct Material Purchased	2,095,905	1,686,654
Equipment Hiring	29,355	14,343
Fuel & Lubricant	40,332	113,615
Maintenance - Project Vehicles	43,181	28,937
Per diem & Accommodation	39,900	39,112
Clearing/Import Duty	19,202	20,666
Subcontractor Costs	813,540	443,210
	3,336,240	2,656,884
Less Closing Stock	(354,437)	(244,040)
	2,981,802	2,412,844

70

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 16: General Administrative Expenses

	2017	2016
	$	$
General Administrative Expenses
Accountancy fees	–	–
Advertising & PR	2,124	4,286
Audit Fees	–	1,427
Bank Charges	12,858	27,664
Bonuses	–	–
Casual Labour	3,541	4,705
Cleaning & Sanitation	3,135	2,430
Consultancy Fees	–	–
Donation	1,549	3,321
Fuel & Lubricant	6,705	29,304
Health & Safety	5,760	14,310
Insurance	13,710	14,216
Management fees	–	–
Medical Expenses	10,260	8,147
Motor Expenses	3,623	24,950
Office equipment Repairs	–	–
Office maintenance	3,052	–
Registration & License	11,974	15,366
Rent	53,091	58,986
Repairs and Maintenance	–	5,578
Repairs and Maintenance Office Equipment	–	4,462
Staff training & welfare	18,416	37,239
Stationery & Printing	7,698	13,788
Subscriptions	–	276
Telephone and Internet	9,569	13,171
Travel and Subsistence	28,931	14,751
Utility	9,537	10,555
Wages & Salaries	169,893	97,910
	375,426	406,843

71

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 18 : Other Income

	2017	2016
	$	$
Other Income	–	185,446

Note 19 : Finance and Other Charges

	2017	2016
	$	$
Finance Cost
Finance cost	215,914	329,709

Note 20: Retained Earnings

	2017	2016
	$	$
Retained Earnings
Balance B/f	541,202	383,436
Charge for the year	202,785	199,503
Translation Adjustments	(264,837)	(41,737)
Balance C/d	479,150	541,202

72

Notes to Consolidated Financial Statements

December 31, 2017

(Continued)

Note 21: Translation Adjustments

	2017	2016
	$	$
Fixed Asset	26,392	46,628
Depreciation	(11,564)	(16,907)
Common Stock	105,063	20,278
Revenue Reserve	(264,837)	(41,737)
	(144,947)	8,262

The Translation Adjustments results from differences in the currency conversion rates from the Ghanaian Cedis to the US Dollar. Exchange rates were confirmed with Central Bank of Ghana as of December 31, 2017(¢4.52/$) and December 31, 2016( ¢ 4.3/$).

The Translation Adjustments arises as a result of difference in translation rate used for conversion of common stock from Cedi to Dollar.

Note 21: Going Concern

These financial statements have been prepared on a going concern basis. As of December 31, 2017, the Company had working capital of $534,586 and an accumulated surplus of $479,150. The Company is expected to continue as a going concern given the ability exists to realize assets and discharge liabilities.

Note 22: Subsequent Events

The Company has evaluated events subsequent through the date the financial statements have been issued to assess the need for potential recognition or disclosure in this report. Such events were evaluated through the date these financial statements were available to be issued, as of December 31, 2017.

73

PROFORMA CONSOLIDATED FIGURES

FOR

BTH INC.

PRISTINE ACQUISITION INC.

TURNER WRIGHT LTD.

ROYAL SYSTEMS & SERVICES LIMITED

FOR THE YEAR ENDED DECEMBER 31, 2017

AND FOR THE 6 MONTHS TO JUNE 30 2018

Based on:

Audited Financial Statements for Turner Wright Limited to

December 31 2017

Audited Financial Statements for Royal Systems & Services Limited to

December 31 2017

Filed Financial Statements in respect of

Big Time Holding Inc. to

February 28 2018

&

Pristine Acquisition Inc. to

November 30 2017

AND MANAGEMENT ACCOUNTS TO JUNE 30, 2018 FOR:

Big Time Holdings Inc.

Royal Systems & Services Limited

Turner Wright Limited

74

PROFORMA CONSOLIDATED STATEMENT OF INCOME

FOR

BTH INC.

TURNER WRIGHT LTD.

ROYAL SYSTEMS & SERVICES LIMITED

FOR THE YEAR ENDED DECEMBER 31, 2017

	BTHI Pro Forma Results Dec 31 2017 $	BTH Inc. Dec 31 2017 $	Pristine Acquisition Inc. Dec 31 2017 $	Royal System & Services Ltd. Dec 31 2017 $	Turner Wright Limited Dec 31 2017 $
Revenue	5,601,457			3,989,573	1,611,884
Cost of Sales	(2,154,058)			(2,981,802)	827,744
Total Revenue	1,791,910			1,007,770	784,140

Other Revenue					1,579

Administrative Expenses	(982,136)	(3,098)	(5,648)	(375,426)	(597,964)
Depreciation Charge	(160,403)			(109,538)	(50,865)
Finance and Other Charges	(224,154)			(215,914)	(8,240)

Net Income Before Tax	426,796	(3,098)	(5,648)	306,892	128,650

Taxation	(104,108)			(104,108)

Net Income After Tax	322,688	(3,098)	(5,648)	202,784	128,650

75

PROFORMA CONSOLIDATED STATEMENT OF INCOME

FOR

BTH INC.

TURNER WRIGHT LTD.

ROYAL SYSTEMS & SERVICES LIMITED

FOR THE 6 MONTHS TO JUNE 30, 2018

	BTHI Pro forma June 30, 2018 Unaudited $	BTH Inc June 30, 2018 Unaudited $	Royal System & Services Ltd. June 30, 2018 Unaudited $	Turner Wright Limited June 30, 2018 Unaudited $
Revenue	1,936,764		836,720	1,100,044
Cost of Sales	(1,105,264)		(547,865)	(557,399)
Total Revenue	831,500		288,855	542,645

Other Revenue

Administrative Expenses	(481,452)	(6,598)	(144,190)	(330,664)
Depreciation Charge	(23,016)			(23,016)
Finance and Other Charges	(107,384)		(104,169)	(3,215)

Net Income Before Tax	219,649	(6,598)	40,497	185,750

Taxation	(10,124)		(10,124)

Net Income After Tax	344,772	128,650	30,372	185,750

76

PROFORMA CONSOLIDATED BALANCE SHEET

FOR

BTH INC.

TURNER WRIGHT LTD.

ROYAL SYSTEMS & SERVICES LIMITED

AS AT DECEMBER 31, 2017

	BTHI PROFORMA RESULTS 2017	BTH Inc. Feb 28 2018 Audited	Pristine Inc. Nov 30 2017 Audited	Royal System &Services Ltd. Dec 31 2017 Audited	Turner Wright Limited Dec 31, 2017 Audited
Assets	$	$	$	$	$
Current Assets
Cash & Cash Equivalents	148,219			68,553	79,666
Short-term Investment	145,282			145,282
Trade Receivables & Prepayments	1,007,223			586,890	414,532
Inventory	776,870			132,729	644,141
	2,071,792	0	0	933,453	1,138,339
Non-Current Assets
Fixed Assets	996,661			489,336	507,325
Work in Progress	221,709			221,709
	1,218,369	0	0	711,044	507,325
Total Assets	3,290,161	0	0	1,644,497	1,645,664

Liabilities and Stockholders Equities
Current Liabilities
Trade Payables & Accruals	724,538	3,000	3,500	76,613	644,925
Income Tax	101,041			101,041
Short term Financial Liabilities	234,728			221,214	13,514
	401,868	3,000	3,500	398,868
Non-Current Liabilities
Secured Loan	658,306			658,306
Financial Liabilities	39,122				39,122
Long term Financial Liabilities	697,428	0	0	658,306	39,122
Total Liabilities	1,757,735	3,000	3,500	1,057,174	697,561

Equities
Common Stock	128	128	2,000	3,110	543
Additional Paid in Capital	-30	-30	148
Revaluation Reserve	225,643				225,643
Revenue Reserve		-3,098	-5,648	479,150	722,182
Translation Adjustments	104,798			105,063	-265
Total Equities	1,532,426	-3,000	-3,500	587,323	948,103

Total Liabilities and Stockholders Equity	3,290,161	0	0	1,644,497	1,645,664

77

PROFORMA CONSOLIDATED BALANCE SHEET

FOR

BTH INC.

TURNER WRIGHT LTD.

ROYAL SYSTEMS & SERVICES LIMITED

AS AT JUNE 30, 2018

	BTHI Pro Forma Results June 30, 2018 Unaudited	BTH, Inc. June 30, 2018 Unaudited	Royal System & Services Ltd. June 30, 2018 Unaudited	Turner Wright Limited June 30, 2018 Unaudited)
	$	$	$	$
Assets
Current Assets
Cash & Cash Equivalents	98,607		18,941	79,666
Short-term Investment	94,149		94,149
Trade Receivables & Prepayments	1,452,665		936,793	414,532
Inventory	912,110		267,969	644,141
	2,456,190	0	1,317,851	1,138,339
Non-Current Assets
Fixed Assets	910,524		403,199	507,325
Work in Progress
	910,523	0	403,198	507,325
Total Assets	3,366,713	0	1,721,049	1,645,664
Liabilities and Stockholders Equities
Current Liabilities
Trade Payables & Accruals	723,325	3,000	75,400	644,925
Income Tax	10,122		10,122
Short term Financial Liabilities	219,644		206,130	13,514
	294,652	3,000	291,652
Non-Current Liabilities
Secured Loan	604,894		604,894
Financial Liabilities	39,122			39,122
Long term Financial Liabilities	644,016	0	604,894	39,122
Total Liabilities	1,597,108	3,000	896,547	697,561

Equities
Common Stock	128	128	100,798	543
Additional Paid in Capital	-30	-30
Revaluation Reserve	225,643			225,643
Revenue Reserve	1,442,788	-3,098	723,704	722,182
Translation Adjustments	-265		0	-265
Total Equities	1,769,605	-3,000	824,502	948,103

Total Liabilities and Stockholders Equity	3,366,713	0	1,721,049	1,645,664

78

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We have not had any disagreements on accounting and financial disclosure with our accounting firm since our inception.

Item 15. Financial Statements and Exhibits

Section 5 – Corporate Governance and Management

Item 5.02 Election of Directors; Appointment of Certain Officers

David G. Smeed, Age 46 - Chief Executive Officer, Director

Mr. David G. Smeed, age 46, was appointed as our sole Director, President, Chief Executive Officer, Principal Executive Officer and Principal Financial Officer on August 28, 2018. Since January 2008, Mr. Smeed has been employed as the sole owner/principal and sole trader of Best Financial Service Ltd. (“Best Financial”) in Dublin, Ireland. Best Financial is a financial services firm that manages client funds at both an institutional level as well as a private client/retail client level. Mr. Smeed has over 25 years’ experience in financial services. He has held positions with prominent Dublin-based stockbrokers, London-based hedge fund managers and Singapore-based hedge fund managers. He is currently a Regulated Financial Advisory with the title of Qualified Financial Advisor. In his career he has obtained foreign licensure via his successful financial industry examinations in the following countries:

•	UK: FCA Regulated
•	Singapore: MAS Regulated
•	Ireland: Central Bank of Ireland Regulated.

The Company believes that Mr. Smeed’s extensive experience in the financial services industry and his many years of regulatory oversight by the regulatory agencies in each of the above sovereign countries as well as his vast experience in corporate matters provides an extraordinary background and basis to serve as a Director in our Company.

Item 5.06 – Change in Shell Company Status

With the acquisition of the two companies Turner & Royal, their combined financial statements & status, BTHI has now ceased to be a “shell company” as defined by SEC Rules 405 and 12b-2.

Section 9 – Financial Statements and Exhibits

Exhibit Number and Description				Location Reference

(a)	Financial Statements			Filed herewith
		Turner Wright Ltd. Financial Statements for period ended June 30, 2018 (unaudited)		Filed herewith
		Turner Wright Ltd. Financial Statements for the period ended December 31, 2017 and 2016 (audited)		Filed herewith
		Royal Systems & Services Limited Financial Statements for period ended June 30, 2018 (unaudited)		Filed herewith
		Royal Systems & Services Limited Financial Statements for period ended December 31, 2017 and 2016 (audited)		Filed herewith
		Pro forma Financial Statements for Big Time Holdings, Inc., Turner Wright Ltd., and Royal Systems & Services Limited		Filed herewith

(b)	Exhibits required by Item 601, Regulation S-K;

	(3.0)	Articles of Incorporation

		(3.1)	Initial Articles of Incorporation filed with Form 10 Registration Statement on January 19, 2018	See Exhibit Key

		(3.2)	Amended and Restated Articles of Incorporation dated April 27, 2018	See Exhibit Key

		(3.3)	Bylaws filed with Form 10 Registration Statement on January 18, 2018.	See Exhibit Key

	(10.0)	Material Contracts
		(10.1)	Share Exchange Agreement with Turner Wright Ltd., dated October 22, 2018	Filed herewith
		(10.2)	Share Exchange Agreement with Royal Systems & Services Limited, dated October 22, 2018	Filed herewith

Exhibit Key

3.1	Incorporated by reference herein to the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on January 19, 2018.

3.2	Incorporated by reference herein to the Company’s Form 8-K12G3 Current Report filed with the Securities and Exchange Commission on May 1, 2018.

3.3	Incorporated by reference herein to the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on January 19, 2018.

79

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG TIME HOLDINGS INC.

By:	/s/ David G. Smeed
Mr. David G. Smeed Chief Executive Officer

Date: October 31, 2018

80